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                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Defined Asset Funds--Government Securities Income Fund--GNMA Series 1B

We consent to the use in this Post-Effective Amendment No. 12 to Registration Statement No. 33-06711 of our opinion dated April 19, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
May 26, 1999